KRANESHARES TRUST

Supplement dated September 6, 2024 to the currently effective Statement of Additional Information, as each may be supplemented or amended

This supplement provides new and additional information beyond that contained in each Fund’s currently effective Statement of Additional Information.

This supplement should be read in conjunction with each Fund’s Prospectus and Statement of Additional Information, as each may be supplemented or amended.

The Board of Trustees of KraneShares Trust has elected Luis Berruga as a Trustee effective September 5, 2024. Effective immediately, the following changes are made to each Fund’s Statement of Additional Information.

The following is added to the table in the “Members of the Board and Officers of the Trust – Independent Trustees” section of each Fund’s Statement of Additional Information:

Name, Address and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served (or Year Service Began)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer During Past 5 Years
Luis Berruga (1977) 280 Park Avenue, 32nd Floor, New York, New York 10017	Trustee, no set term; served since 2024	Chief Executive Officer of Global X Management Company LLC (“Global X”) (2014-2023); Chief Operating Officer of Global X (2018); Chief Financial Officer and Chief Operating Officer of Global X (2014-2018).	39	Interested Trustee Global X Funds (2018-2023)

The first sentence of the “Board Standing Committees – Audit Committee” section is deleted and replaced in its entirety with the following:

Audit Committee. Messrs. Berruga, Campo, Ferguson and Stroyman are members of the Trust’s Audit Committee (the “Audit Committee”) and Mr. Ferguson is the Chairman of the Audit Committee.

The first sentence of the “Board Standing Committees – Nominating Committee” section is deleted and replaced in its entirety with the following:

Nominating Committee. Messrs. Berruga, Campo, Ferguson and Stroyman are members of the Trust’s Nominating Committee and Mr. Stroyman is the Chairman of the Nominating Committee.

The following biography is added to each Fund’s Statement of Additional Information in the “Individual Trustee Qualifications” section:

The Board has concluded that Mr. Berruga should serve as Trustee because of his extensive knowledge of and experience in the financial services industry. In particular, Mr. Berruga has extensive experience managing a global investment advisory firm and exchange-traded fund sponsor.

The following is added to the table in the “Fund Shares Owned by Board Members” section of each Fund’s Statement of Additional Information:

Trustee	Funds	Aggregate Dollar Range of Beneficial Ownership of Funds
Luis Berruga	KraneShares China Internet and Covered Call Strategy ETF	10,001-$50,000

The second sentence of the first paragraph of the “Board Compensation” section is deleted and replaced in its entirety with the following:

For the fiscal year ended March 31, 2024: (a) Mr. Campo received aggregate compensation from the Trust in the amount of $165,000; (b) Mr. Ferguson received aggregate compensation from the Trust in the amount of $167,500; (c) Mr. Stroyman received aggregate compensation from the Trust in the amount of $167,500; and (d) Mr. Berruga did not receive any compensation from the Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.